UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Meta Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5501 S. Broadband Lane / Sioux Falls, SD 57108 Phone: 605.361.4347 / Fax: 605.338.0596 www.metacash.com

December 26, 2008

Dear Fellow Shareholders:

On behalf of the Board of Directors and management of Meta Financial Group, Inc., we cordially invite you to attend our Annual Meeting of Shareholders.  The meeting will be held at 1:00 p.m. local time on Monday, January 26, 2009, at our main office located at 121 East Fifth Street, Storm Lake, Iowa.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting.  We have also enclosed a copy of our Annual Report to Shareholders and Annual Report on Form 10-K.  At the meeting, we will report on Meta Financial’s operations and outlook for the year ahead.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible.  This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Your Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment.  As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

J. TYLER HAAHR
President and Chief Executive Officer

META FINANCIAL GROUP, INC.

121 East Fifth Street

Storm Lake, Iowa 50588

(712) 732-4117

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on January 26, 2009

Notice is hereby given that the Annual Meeting of Shareholders of Meta Financial Group, Inc. will be held at our main office located at 121 East Fifth Street, Storm Lake, Iowa, on Monday, January 26, 2009, at 1:00 p.m. local time.  At the Annual Meeting, shareholders will be asked to:

•                  Elect three (3) directors, each for a term of three (3) years

Your Board of Directors recommends that you vote “FOR” the election of each of the directors.

Shareholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.  We are not aware of any other business to come before the meeting.

The record date for the Annual Meeting is November 28, 2008.  Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

A proxy card and proxy statement for the Annual Meeting are enclosed.  Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  Your proxy will not be used if you attend and vote at the Annual Meeting in person and your proxy selection may be revoked or changed prior to the meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors

J. TYLER HAAHR
President and Chief Executive Officer

Storm Lake, Iowa

December 26, 2008

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.

META FINANCIAL GROUP, INC.

121 East Fifth Street

Storm Lake, Iowa 50588

(712) 732-4117

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held January 26, 2009

INTRODUCTION

The Board of Directors of Meta Financial Group, Inc. (“Meta Financial” or the “Company”) is using this proxy statement to solicit proxies from the holders of Company common stock for use at Meta Financial’s Annual Meeting of Shareholders (“Annual Meeting”).  We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 26, 2008.

Certain information provided herein relates to MetaBank, which is a wholly owned subsidiary of Meta Financial.  MetaBank is referred to in this proxy statement as the “Bank.”

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

Date:	January 26, 2009
Time:	1:00 p.m., local time
Place:	MetaBank
121 East Fifth Street
Storm Lake, Iowa

Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders of Meta Financial are being asked to consider and vote upon the election of three (3) directors, each for a three-year term.  The shareholders also will transact any other business that may properly come before the Annual Meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

Voting Rights of Shareholders. November 28, 2008 is the record date for the Annual Meeting.  Only shareholders of record of Meta Financial common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.  You are entitled to one vote for each share of Meta Financial common stock you own.  On November 28, 2008, 2,601,103 shares of Meta Financial common stock were outstanding and entitled to vote at the Annual Meeting.

Employee Plan Shares.  We maintain the Meta Financial Employee Stock Ownership Plan and the Meta Financial Group Profit Sharing 401(k) Plan (collectively, the “Employee Plans”), which own approximately 10.82% percent of the Meta Financial common stock outstanding.   Subject to certain eligibility requirements, employees of Meta Financial, Meta Trust and the Bank participate in one or both of the Employee Plans.  Each participant in an Employee Plan is entitled to instruct the trustee of such Employee Plan how to vote such participant’s shares of Meta Financial common stock allocated to his or her Employee Plan account.  If an Employee Plan participant properly executes the voting instruction card distributed by the Employee Plan trustee, the Employee Plan trustee will vote such participant’s shares in accordance with the participant’s instructions.  Where properly executed voting instruction cards are returned to the Employee Plan trustee with no specific instruction as how to vote at the Annual Meeting, the trustee may vote such shares in its discretion.  In the event the Employee Plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant’s Employee Plan account, the Employee Plan trustee may vote such shares in its discretion.  The Employee Plan trustee will vote the shares of Meta Financial common stock held in the Employee Plans but not allocated to any participant’s account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

Shares held by a Broker. If you are the beneficial owner of shares held by a broker in “street name,” your broker, as the record holder of the shares, will vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items.  In the case of non-discretionary items, the shares will be treated as “broker non-votes.”  The election of directors is expected to be considered a “discretionary” item, in which case your broker may vote your shares without instructions from you.

Votes Required for Election of Directors and a Quorum.  Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Meta Financial common stock.  This means that the three director nominees with the most affirmative votes will be elected to fill the three available seats.  Shares that are represented by proxy which are marked “vote withheld” for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum.  A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to stand for election.

Your Board of Directors unanimously recommends that you vote “FOR” each of the director nominees set forth in this proxy statement.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

Voting of Proxies.  You may vote in person at the Annual Meeting or by proxy.  To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting.  You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date.  See “–Revocability of Proxies” below.

Voting instructions are included on your proxy card.  Shares of Meta Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to Meta Financial with no specific instruction as how to vote at the Annual Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of the director nominees.

The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment.  We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children – in which case you would receive three separate proxy cards to vote.

Revocability of Proxies.  You may revoke your proxy before it is voted by:

•                  submitting a new proxy with a later date,

•                  notifying the Corporate Secretary of Meta Financial in writing before the Annual Meeting that you have revoked your proxy, or

•                  voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring an authorization letter from the broker, bank or nominee indicating that you were the beneficial owner of Meta Financial common stock on November 28, 2008, the record date for voting at the Annual Meeting, if you wish to vote in person.

Proxy Solicitation Costs.  We will pay our own costs of soliciting proxies.  In addition to this mailing, Meta Financial’s directors, officers and employees may also solicit proxies personally, electronically or by telephone.  We will also reimburse brokers, banks and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP

The following table presents information regarding the beneficial ownership of Meta Financial common stock as of November 28, 2008, by:

•                  those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

•                  each director and director nominee of Meta Financial;

•                  each executive officer of Meta Financial named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•                  all of the executive officers and directors of Meta Financial as a group.

The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”).  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after November 28, 2008 are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Percentage ownership is based upon 2,601,103 shares of common stock outstanding on November 28, 2008.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Meta Financial Group, Inc., Employee Plans	281,479	(1)	10.82%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Ashford Capital Management, Inc.	257,343		9.89%
P.O. Box 4172
Wilmington, DE 19807

James S. Haahr, Chairman of the Board(3)	239,366	(2)	8.99%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

J. Tyler Haahr, Director, President and Chief Executive Officer(3)	208,689	(4)	7.77%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Rodney G. Muilenburg, Director	158,691		6.10%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Dimensional Fund Advisors, Inc.	120,766		4.64%
1299 Ocean Avenue
Santa Monica, CA 90401

E. Wayne Cooley, Director	77,170		2.97%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Bradley C. Hanson, Director, Executive Vice President	73,445	(5)	2.76%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

E. Thurman Gaskill, Director	51,214	(6)	1.97%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

David W. Leedom, Senior Vice President, Secretary, Treasurer and CFO	18,990	(7)	*
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Scott W. Galit, Executive Vice President	18,743	(8)	*
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Jeanne Partlow, Director	6,778		*
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Frederick V. Moore, Director	1,200		*
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

Directors and named executive officers of Meta Financial and the Bank as a group (10 persons)	854,286	(9)	30.56%

* Indicates less than 1%.

(1)          Represents shares held by the Meta Financial Employee Stock Ownership Plan and the Meta Financial Group Profit Sharing 401(k) Plan (collectively, the “Employee Plans”).  An aggregate of 92,148 shares have been allocated to accounts of Employee Plan participants Mr. James S. Haahr, Mr. J. Tyler Haahr, Mr. Hanson and Mr. David L. Leedom, and such shares have been reflected as “Shares Beneficially Owned” by such executive officers in the above table.  Pursuant to the terms of the Employee Plans, each Employee Plan participant has the right to direct the Employee Plans’ trustee how to vote the shares of common stock allocated to his or her account under the Employee Plans.  First Bankers Trust Services, Inc., Quincy, Illinois, as the Employee Plans’ trustee, may be deemed to beneficially own the shares held by the Employee Plans which have not been allocated to the accounts of participants and the Employee Plans provide that the Employee Plans’ trustee will vote those shares based on the voting instructions of the majority of participants who directed the voting on the shares allocated to their accounts.

(2)          Includes 61,289 shares which Mr. James S. Haahr has the right to acquire pursuant to stock options within 60 days after November 28, 2008, and 8,387 shares held by a limited liability company of which Mr. James S. Haahr is a member.

(3)          Mr. James S. Haahr is the father of Mr. J. Tyler Haahr.

(4)          Includes 84,435 shares which Mr. J. Tyler Haahr has the right to acquire pursuant to stock options within 60 days after November 28, 2008, and 48,577 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.

(5)          Includes 59,535 shares which Mr. Hanson has the right to acquire pursuant to stock options within 60 days after November 28, 2008.

(6)          Includes 49,114 shares as to which Mr. Gaskill has reported shared ownership.

(7)          Includes 15,729 shares which Mr. Leedom has the right to acquire pursuant to stock options within 60 days after November 28, 2008.

(8)          Includes 18,743 shares which Mr. Galit has the right to acquire pursuant to stock options within 60 days after November 28, 2008.

(9)          Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power.  Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 239,391 shares of Meta Financial common stock.

PROPOSAL I:  ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  All of our director nominees currently serve as Meta Financial directors.

The table below sets forth information regarding our Board of Directors, including their age, position with Meta Financial and term of office.  The following directors are “independent directors,” meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules:  E. Wayne Cooley, E. Thurman Gaskill, Frederick V. Moore, Rodney G. Muilenburg and Jeanne Partlow.

If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one.  At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The Board of Directors recommends you vote “FOR” each of the director nominees.

Name	Age	Position(s) Held in Meta Financial	Director Since (1)	Term to Expire

		Nominees

James S. Haahr(2)	69	Chairman of the Board	1962	2012
Jeanne Partlow	75	Director	1996	2012
Frederick V. Moore	52	Director	2006	2012

		Directors Remaining in Office

E. Wayne Cooley	86	Director	1985	2010
J. Tyler Haahr(2)	45	Director, President and Chief Executive Officer	1992	2010
Bradley C. Hanson	44	Director, Executive Vice President	2005	2010
E. Thurman Gaskill	73	Director	1982	2011
Rodney G. Muilenburg	64	Director	1989	2011

(1)  Includes service as a director of MetaBank.

(2)  James S. Haahr is the father of J. Tyler Haahr.

The principal occupation of each director of Meta Financial and each of the nominees for director is set forth below.  All directors and nominees have held their present position for at least five years unless otherwise indicated.

E. Thurman Gaskill – Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa, since 1958.  He has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources.  Mr. Gaskill is the past president of Iowa Corn Growers Association, past chairman of the United States Feed Grains Council, and has served in numerous other agriculture positions.  He is a member of the Iowa State Senate and represents District 6.  He has served as Chairman of the Senate Agricultural Committee and as Assistant Majority Leader of the Iowa Senate.

Rodney G. Muilenburg – Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc.  Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota.

E. Wayne Cooley – Dr. Cooley is Consultant Emeritus of the Iowa Girls’ High School Athletic Union in Des Moines, Iowa.   He is a member of the Buena Vista University Board of Trustees, a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women’s College Basketball Association Hall of Fame.  Dr. Cooley has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games.  He is a 1943 graduate of Buena Vista College, in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

J. Tyler Haahr – Mr. Haahr is President and Chief Executive Officer for Meta Financial Group, Inc. and MetaBank; President of First Services Financial Limited; and President of First Services Trust Company. Mr. Haahr has been employed by Meta Financial and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona.  Mr. Haahr serves as Vice Chairman of the board of directors of the Sioux Falls YMCA.  Mr. Haahr received his B.S. degree with honors at the University of South Dakota in Vermillion, South Dakota.  He graduated with honors from the Georgetown University Law Center, Washington, D.C.  Mr. Haahr is the son of James S. Haahr.

James S. Haahr – Mr. Haahr is the Chairman of the Board for Meta Financial Group, Inc. and MetaBank.  Mr. Haahr has served in various capacities since beginning his career with MetaBank in 1961.  He is Chairman of the Board of Trustees and former Chairman of the Investment Committee of Buena Vista University.  He is a former member of the Savings Association Insurance Fund Industry Advisory Committee to the FDIC, and past member of the Legislative Committee of Iowa Bankers Association. Mr. Haahr is former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former member of the Board of Directors of America’s Community Bankers and a former director of the U.S. League of Savings Institutions.  Mr. Haahr received his B.S. degree from Buena Vista College, now Buena Vista University, in Storm Lake, Iowa.  Mr. Haahr is the father of J. Tyler Haahr.

Bradley C. Hanson – Mr. Hanson is an Executive Vice President of both Meta Financial Group, Inc. and MetaBank, and he is the Division President for the Meta Payment Systems division of MetaBank.  He serves on the Board of Directors and Executive Committee for the Network Branded Prepaid Card Association.  Mr. Hanson has been employed by MetaBank since May 2004.  From 1991 until joining MetaBank in May 2004, Mr. Hanson was employed by Bankfirst in Sioux Falls, South Dakota, where he served in a variety of capacities, including Senior Vice President of Payment Systems from March 2001 to April 2004.  Mr. Hanson received his B.A. degree in Economics from the University of South Dakota in 1988.  He attended the ABA School of Bankcard Management at the University of Delaware in 1996 and the ABA Graduate School of Bankcard Management at the University of Oklahoma in 1997.  Mr. Hanson has been a director of the Company since 2005.

Frederick V. Moore – Mr. Moore has served as President of Buena Vista University in Storm Lake, Iowa since 1995.  He currently serves as a director of the Iowa Association of Independent Colleges and Universities, the Iowa College Foundation and the Council for Adult and Experiential Learning.  President Moore is a director of the Iowa Lakes Corridor Development Corporation and serves on the Iowa College Student Aid Commission.  He previously worked in corporate America as a strategic planner, financial analyst and marketing executive.  Mr. Moore is an attorney who received J.D. with honors, M.B.A. and B.A degrees from the University of North Carolina at Chapel Hill.  Mr. Moore has been a director of the Company since 2006.

Jeanne Partlow – Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of MetaBank, located in Des Moines, Iowa.  She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1986 until the end of December 1995, when Iowa Savings Bank was acquired by and became a division of MetaBank. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over 30 years of bank management experience.

COMMUNICATING WITH OUR DIRECTORS

Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication addressed to the Board of Directors at the Company’s offices at 121 East Fifth Street, Storm Lake, Iowa 50588, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board’s and shareholders’ needs.  There is currently no screening process, and all shareholder communications that are received by officers for the Board’s attention are forwarded to the Board.  In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider the development of more specific procedures.  Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

MEETINGS AND COMMITTEES

Meetings

Meetings of the Board of Directors are generally held on a monthly basis.  The Board of Directors conducted 12 regular meetings during fiscal 2008.  Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

The Board of Directors of Meta Financial has an Audit Committee, Compensation Committee, Stock Option Committee, and Nominating Committee.

Audit Committee	Compensation Committee

E. Wayne Cooley	E. Wayne Cooley
Frederick V. Moore	E. Thurman Gaskill
Jeanne Partlow	Rodney G. Muilenburg
Jeanne Partlow

Stock Option Committee	Nominating Committee

E. Thurman Gaskill	E. Thurman Gaskill
Rodney G. Muilenburg	Rodney G. Muilenburg
Jeanne Partlow

The Audit Committee, which operates pursuant to a written charter that was attached to the Company’s proxy statement dated January 7, 2008, met four times during fiscal 2008.  The functions of the Audit Committee are as follows:

•      Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

•      Monitor the independence and performance of the Company’s independent auditors and internal auditing department; and

•      Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Compensation Committee, which has not adopted a charter, met one time during fiscal 2008.   The functions of the Compensation Committee are as follows:

•      Make salary and bonus recommendations to the Board of Directors and determine terms and conditions of employment of the officers of Meta Financial and MetaBank;

•      Oversee the administration of our employee benefit plans covering employees generally (other than stock incentive plans administered by the Stock Option Committee); and

•      Make recommendations to the Board of Directors with respect to our compensation policies and changes in year-to-year compensation packages.

The Stock Option Committee met one time during fiscal 2008.  The functions of the Stock Option Committee are as follows:

•      Administer our stock incentive plan; and

•      Make recommendations to the Board of Directors with respect to our stock compensation policies.

The Nominating Committee is comprised entirely of “independent directors”, meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules.  The Nominating Committee operates pursuant to a written charter, a copy of which was attached to the Company’s proxy statement dated January 7, 2008.  Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Nominating Committee, or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of Meta Financial.  Pursuant to the By-laws, nominations by shareholders must be delivered in writing to the Secretary of Meta Financial at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of Meta Financial not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made.  Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.  In evaluating candidates proposed by either the Board or shareholders, the Board looks for director candidates who possess the skills, experience, professional background and commitment necessary to contribute significantly to the Board.  In making its determinations, the Board considers all relevant laws and regulations as well as other factors deemed important by it (such as the present composition of the Board).

The Company is incorporated in Delaware and has held its annual meetings in Iowa since its incorporation.  Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions.  Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meetings with management and other investor relations activities.  In view of the fact that shareholders have not historically attended our annual meetings, and that 7 directors were present at the last annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Audit Committee Matters

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 as amended or the Securities Exchange Act of 1934 as amended (the “Exchange Act”), except to the extent Meta Financial Group, Inc., specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report.  The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2008:

•              The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2008 audited financial statements;

•              The Audit Committee has discussed with the Company’s independent auditors (KPMG, LLP) the matters required to be discussed by Financial Accounting Standards Board Statement on Auditing Standards No. 61 “Communication with Audit Committees”;

•              The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors’ independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

•              Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2008 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Submitted by the Audit Committee of the Company’s Board of Directors:

E. Wayne Cooley	Frederick V. Moore	Jeanne Partlow

Audit Committee Member Independence; Audit Committee Financial Expert; and Audit Committee Charter.  Each member of the Audit Committee is a non-employee director who: (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules; (2) has not participated in the preparation of the financial statements of Meta Financial or any of its current subsidiaries at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The Board has determined that Ms. Partlow, based upon her experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that she has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Company’s Board of Directors has adopted a written audit committee charter, a copy of which was attached to the Company’s proxy statement dated January 7, 2008.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for the fiscal year ended September 30, 2008, for the Company’s non-employee directors.  Compensation for employee directors is set forth in the “Summary Compensation Table” set forth below.

Director Compensation

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)	Total
E. Thurman Gaskill	$24,900	—	$24,900
Rodney G. Muilenburg	$26,200	—	$26,200
Jeanne Partlow	$28,900	—	$28,900
Frederick V. Moore	$26,550	—	$26,550
E. Wayne Cooley	$27,000	—	$27,000

Director compensation is determined by the full Board of Directors.  No compensation consultants are utilized to determine director compensation although the Board does utilize trade and other secondary materials to determine, in its opinion, the adequacy of such compensation.  In the Board’s opinion, current director compensation is at the average for financial institutions nationally and adequately reflects increased obligations upon the Board members given current financial market conditions and increased obligations derived from the Sarbanes Oxley Act.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis for Fiscal Year 2008

The following Compensation Discussion and Analysis discusses the material elements of compensation for Meta Financial executive officers identified in the Summary Compensation Table (the “Named Executive Officers” or “NEOs”).  For purposes of this discussion, the Named Executive Officers include the following: J. Tyler Haahr, President and Chief Executive Officer; David Leedom, Senior Vice President, Secretary, Treasurer, and Chief Financial Officer; James S. Haahr, Chairman of the Board; Bradley C. Hanson, Executive Vice President; and Scott H. Galit, Executive Vice President.

The Compensation Committee of the Board (for purposes of this section, the “Compensation Committee”) reviews annual salaries and bonuses of the Company’s executive officers, including the Named Executive Officers, and makes recommendations to the Board of Directors for review and approval.  The Stock Option Committee of the Board (for purposes of this section, the “Stock Option Committee”) administers the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan (the “Current 2002 Plan”), including the approval of all grants of stock options, stock appreciation rights, restricted stock and performance awards, including grants to the Named Executive Officers.  Notably, the members of the Stock Option Committee are also members of the Compensation Committee.  As such, the Stock Option Committee members are involved in all discussions and determinations affecting the compensation package given to each NEO; their determinations with respect to stock awards, however, are absolute and are not reviewed or approved by the Board of Directors.

The compensation approval process, which is undertaken in the last month of each fiscal year, consists of annual performance evaluations that are completed by officers’ immediate supervisors.  Based on that individual evaluation, the relevant metrics for Company performance, and updated salary data on comparable positions, the Chairman and President/CEO prepare proposed salary adjustments for all but themselves.  After such consultation between the Chairman and the President/CEO, the Chairman makes recommendations to the Chairman of the Compensation Committee with respect to compensation for all positions with the exception of his own position.  The Chairman of the Compensation Committee makes salary adjustment recommendations to the Compensation Committee with respect to the compensation of the Chairman and the remaining executives, including the Named Executive Officers, for review, discussion and approval. The full Board, with affected officers recusing themselves and abstaining from voting where appropriate, then reviews the recommendations of the Compensation Committee and approves the final compensation amounts except for awards made by the Stock Option Committee which, as described above, are awarded without review or approval by the Board of Directors.  Regarding the compensation components, awards made by the Stock Option Committee are effective as of September 30th, and the remainder are effective on the nearest payroll period to October 1st of each year and remain in effect until the following September 30th.

For purposes of the determination of compensation packages for NEOs, comparative compensation information is derived from such comprehensive sources as SNL Securities, MCS Associates, Savings and Community Bankers of America, The American Banker and major accounting firms.  The Board’s use of comparative sources is not limited to those enumerated; comparative information obtained by the Company’s human resources department is distributed to the full Board of Directors from time to time throughout the year in advance of each Board meeting.  Relevant comparative information is taken into consideration by the Compensation Committee, the Stock Option Committee and the Board of Directors.

The Company has a presence in four geographic markets for the traditional banking segment and primarily two markets for the Meta Payment Systems division.  Most of these markets are very competitive and compete for the same pool of management talent.  In addition, the Company is also positioned in industry segments that are growing and competing for talented management.  The Company’s compensation plan is an integral part of recruiting and retaining high quality management.

Compensation Objectives

Meta Financial’s primary objectives are to attract and retain competent and qualified executive officers who will provide the leadership and management skills required to attain the short- and long-range goals of the Company.  In addition, we believe our compensation program protects the Company’s interests and the interests of its shareholders.  With respect to such interests, the Compensation Committee believes compensation packages, including those provided to the Named Executive Officers, should include both a cash-based component and a stock-based component so that meritorious performance, when achieved, can be rewarded; the stock-based component assures that such rewards are tied to share value.

The Board of Directors recognizes the importance of a compensation program which encourages and rewards achievement and provides incentives for continued performance excellence. As such, the Company will recognize an executive officer’s demonstrated commitment to the short- and long-term objectives of the Company through a program which consistently rewards performance at the upper level of comparable programs provided by comparable institutions.

Each Named Executive Officer is evaluated individually based upon their performance as well as overall Company performance; no specific targets, metrics or operational goals are imposed upon the NEOs with respect to performance.  Material increases or decreases in compensation would arise in instances where there were material changes in the financial condition or performance of the Company or MetaBank or in their individual performance or levels of responsibilities.  Once awarded, incentive payments or awards may not be recovered by the Company (i.e, the Company does not use “clawback” provisions with respect to its compensation packages).

Each of the Named Executive Officers was party to an employment agreement with the Company during the past fiscal year, with the exception of Mr. David W. Leedom and Mr. Scott H. Galit.  The Company believes that employment agreements with top executives provide a retention benefit that is of value to the Company and its stockholders.

Fiscal Year 2008 Executive Compensation Components

For the fiscal year ended September 30, 2008, the principal components of compensation for the Named Executive Officers were:

•                  Base salary;

•                  Annual cash incentive bonuses and equity incentive compensation;

•                  Retirement benefits; and

•                  Perquisites and other personal benefits

As stated above, the Board chooses to compensate the Company’s executive officers, including the Company’s Named Executive Officers, in this way because they believe such a compensation program should reward individual performance and incentivize executives to maximize the performance of the Company and, therefore, shareholder value.  The Board also believes such a compensation structure is in conformity with packages paid by similar financial institutions.

With respect to incentivizing behavior that maximizes Company performance and, therefore, shareholder value, the Board of Directors of the Company modified the cash and equity incentive bonus component of the NEO compensation packages for fiscal year 2008.  Through a series of discussions that began in fiscal year 2007 and continued in fiscal year 2008, the Compensation Committee and the Board of Directors came to the conclusion that the annual incentives that were tied to Company performance were not incentivizing behavior intended to grow the Company and, in particular, the Meta Payment Systems Division of MetaBank.  Specifically, because a portion of the annual cash and equity incentive was based on return on average equity, the Board of Directors believed that the executive officers might make decisions which would produce a favorable analysis under that incentive program but that such behavior might not be consistent with the Company’s overall growth and market penetration objectives, particularly with respect to the growth of Meta Payment Systems.  In effect, the Compensation Committee and the Board of Directors came to believe that the previous paradigm primarily based upon return on average equity could inhibit actions by the Named Executive Officers that would otherwise promote the overall long-term growth of the Company, MetaBank and Meta Payment Systems.

Base Salary

It is the policy of Meta Financial to provide a level of base compensation which is commensurate with the position and the demonstrated abilities of the individual executive officer.  Individual base compensation is considered a function of the position and the past experience, the level of achievement and the anticipation of continued performance of the officer.  Base compensation is reviewed by the Compensation Committee and recommendations are made to the Board of Directors at least annually and adjusted as considered appropriate.

On an annual basis, the Board determines the level of base compensation for each executive officer within the guidelines outlined in former FHLBB R #42 Memoranda and Section 310 of the Office of Thrift Supervision Thrift Activities Regulatory Handbook.

A review of individual performance includes factors which demonstrate conformity with the responsibility for the safe and sound operation of the Company.  The relevance of specific factors varies based on the individual position and includes such items as compliance with internal policies, accepted business practices and regulatory requirements; observed leadership and administrative abilities; the level of technical competence demonstrated in carrying out the responsibilities of the position; and the ability to plan and respond to changing circumstances.  Quantitative goals are not established for these factors in the determination of base compensation; however, quantitative achievements and market leadership are used in part in the determination of incentive compensation (discussed more fully below).  The goals and objectives as outlined in the Bank’s strategic business plan also are factors in the measurement of individual performance.

Annual Cash and Equity Incentive Compensation

A program of incentive compensation has been established to reward those officers who provide a level of performance for the Company which warrants recognition in the form of compensation above base compensation amounts.  Incentive compensation is based upon (i) performance by the individual and (ii) overall Company performance.  As described above, the Company revised its executive compensation program and the components thereto so that yearly incentive awards are no longer only tied to Company current year returns but instead to other quantifiable metrics that demonstrate the strengthening and broadening of the Company’s banking and payments businesses, the compensation awards made at the conclusion of fiscal year 2008 were such that total cash incentive compensation could not exceed 50% of base compensation and stock options could not exceed 20% of base compensation.  (These parameters were the same as those in place at the conclusion of fiscal year 2007.)  Neither the Board nor the Stock Option Committee is required to authorize incentive compensation to eligible executive officers if, as determined by the Board or the Stock Option Committee, respectively, the officer’s performance does not warrant such awards.

Primary factors considered by the Compensation Committee, Stock Option Committee and the Board of Directors for incentives for this fiscal year included the following: recognition of Meta Payment Systems as one of the leading payments and prepaid card issuers in the United States; the growth in fee income achieved by Meta Payment Systems; the successful sale of MetaBank WC in March 2008; MetaBank’s agreement with major tax preparation companies in connection with the issuance of refund-related prepaid cards and loans; the avoidance of exposure to the subprime mortgage market; the resolution of certain lawsuits filed against the Company and MetaBank; continued compliance with applicable regulations, including those administered by the Office of Thrift Supervision and the Securities and Exchange Commission; and other measurable factors relating to the performance of the Company, MetaBank and Meta Payment Systems.

After appropriate recusals and based upon a recommendation from the Compensation Committee, the Board of Directors awarded cash incentive compensation to those individual executive officers for which such compensation was considered appropriate.  Cash incentive compensation is taxable as income to the executive officer at the time it is paid, and the Company generally receives a corresponding compensation deduction (subject to the limitations of Section 162(m), as described below).  The Stock Option Committee, in its sole discretion, awarded equity incentive compensation as described below.

Calculation of Stock Option Awards Pursuant to the 2002 Omnibus Incentive Plan

On September 24, 2007, the Board of Directors approved the use of the Black-Scholes valuation method for option awards granted beginning in the 2008 fiscal year.  This change is designed to assist the Stock Option Committee and the Board in better evaluating the true value of options awarded under the 2002 Omnibus Incentive Plan.

The award of stock options under the 2002 Omnibus Incentive Plan is subject to the approval of such awards by the Meta Financial Stock Option Committee, depends on the availability of authorized shares under the Plan and is determined in accordance with the same criteria used by the Compensation Committee and the Board of Directors in determining the award of cash incentive compensation described above.  In the event that shares for stock options are not available in amounts sufficient to provide total awards, the shares available for stock options will be awarded on a pro-rata basis to recipients. The number of stock options to be awarded shall be determined by taking the indicated percentage times base compensation, divided by a fixed price of $4.44 per share as determined by the September 30, 2008 Black-Scholes valuation method.  The exercise price of stock options awarded under this Plan shall be the fair market value of the underlying stock at the date of grant, determined by reference to the closing average bid market price on the option grant date.  Options are issued for 10-year periods with 100% vesting generally occurring either at grant date or over a four year period.  Nonqualified stock options are taxable as income (based on the spread between the exercise price and the fair market value of the shares on the exercise date) to the executive officer at the time they are exercised; incentive stock options generally are taxable as capital gains at the time the shares are sold, as long as the shares are held for the requisite holding period.  In accordance with SFAS No. 123(R), the Company’s compensation expense for share-based awards is recorded over the vesting period at the fair value of the award at the time of grant. The executive officer compensation program shall be reviewed by the Board of Directors on an annual basis and will be revised as considered necessary.

It should be noted that, prior to the adoption of the 2002 Omnibus Incentive Plan, certain executive officers of the Company, including some of the Named Executive Officers, received stock and option awards pursuant to a prior awards plan which has now expired;  no additional shares may be granted under that plan.  The tables that follow, however, include such awards where applicable.

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest paid executive officers (not including the Company’s chief financial officer) unless this compensation qualifies as “performance-based” compensation and satisfies other specific requirements under Section 162(m).  Based on the applicable tax regulations, taxable compensation derived from the exercise of stock options by senior executives under the Company’s 2002 Omnibus Incentive Plan should qualify as performance-based. The Compensation Committee currently intends to maximize the tax deductibility of compensation paid to executive officers, where possible.  However, the Compensation Committee also realizes that in order to attract and retain individuals with superior talent, it may, from time to time, pay compensation to our executive officers that may not be deductible.

Retirement Benefits

Most of our employees, including the members of our Executive Management Team which includes the Named Executive Officers, participate in the MetaBank Profit Sharing 401(k) Plan and the Meta Financial Group, Inc. Employee Stock Ownership Plan.  Mr. James S. Haahr, Mr. J. Tyler Haahr, Mr. David W. Leedom, Mr. Bradley C. Hanson and Mr. Scott H. Galit participate in the Supplemental Employees’ Investment Plan for Salaried Employees (a.k.a. the Benefit Equalization Plan (BEP)) and related Trust Agreement.  This plan is an excess benefit plan that provides for employer contributions to the extent that Code Section 401(a)(17) and/or Code Section 415 limits the amounts that may be contributed to a participant’s qualified plan account.

An Amended and Restated Contract for Deferred Compensation (the “Contract”) exists between MetaBank and James S. Haahr.  This Contract is intended as an inducement by the Company to retain Mr. Haahr’s services as the Chairman of the Board and Chairman of the Executive Committee. It is contemplated that Mr. James S. Haahr shall remain as an employee of the Company until he reaches the age of eighty (80) years.  The purpose of this Contract is to provide for compensation for years of service in the event of his death or retirement.  If Mr. Haahr dies before his retirement date as set forth, above, the Company shall pay to his wife $2,000 per year for the period commencing October 1, 1979 and ending on Mr. Haahr’s date of death, with such benefit payable in annual installments of $2,000.  In the event of the death of Mr. Haahr’s wife, the compensation shall be paid to his children in equal shares.  In the event Mr. Haahr retires on or after age 80 or severs his employment with the Company prior to age 80, the Company shall pay a lump sum payment of the accrued deferred compensation as soon as administratively feasible but no later than 90 days after his employment termination date, subject to a six-month payment delay for the Code Section 409A compliance purposes if Mr. Haahr is a “specified employee” (as defined under Code section 409(a) at the time of his employment termination.

Benefits payable under the BEP and the Contract are designed to be taxable as ordinary income at the time of distribution.  Both the BEP and the Contract were amended during 2008 to comply with Code Section 409A.

Perquisites and Other Personal Benefits

The Company provides the Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable it to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Attributed costs of the perquisites and personal benefits for the Named Executive Officers for the fiscal year ended September 30, 2008, are included in the “Summary Compensation Table” below.  The costs shown for personal use of a Company-provided auto based on mileage driven and depreciation, life insurance premiums, personal use of a Company-paid country club membership and the $108 gift cards are taxable income to the Named Executive Officers who received those perquisites and personal benefits.  The Company generally receives a corresponding compensation deduction (subject to the limitations of Section 162(m), as described above).

Summary Compensation

The following table sets forth compensation information for the fiscal year ended September 30, 2008, for the Company’s Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
J. Tyler Haahr-President and Chief Executive Officer	2008	$350,000	—	—	$70,001	$115,500	$16,315	(2)	$33,519	(3)	$585,335
David W. Leedom-Senior Vice President, Secretary, Treasurer, and Chief Financial Officer	2008	$215,000	—	—	$43,001	$70,950	$7,590	(4)	$5,835	(5)	$342,376
James S. Haahr-Chairman of the Board	2008	$263,800	—	—	$52,761	$87,054	$30,070	(6)	$24,252	(7)	$457,937
Bradley C. Hanson-Executive Vice President	2008	$300,000	—	—	$60,002	$99,000	$9,979	(8)	$14,544	(9)	$483,525
Scott H. Galit-Executive Vice President	2008	$235,000	—	—	$23,501	$117,500	—		$10,566	(10)	$386,567

(1)               Refer to Note 13 of the fiscal 2008 financial statements for a discussion of stock and option valuation assumptions.

(2)               Does not include negative earnings and fees in the amount of ($349,682).

(3)               Includes $19,240 for the Benefit Equalization Plan, $9,926 for personal use of a Company-provided auto based on mileage driven and depreciation, $753 for a life insurance premium, $3,492 for personal use of a Company-paid country club membership and a $108 gift card.

(4)               Does not include negative earnings and fees in the amount of ($6,346).

(5)               Includes $4,876 for the Benefit Equalization Plan, $851 for a life insurance premium and a $108 gift card.

(6)               Does not include negative earnings and fees in the amount of ($1,632,530).

(7)               Includes $10,068 for the Benefit Equalization Plan, $4,509 for personal use of a Company-provided auto based on mileage driven and depreciation, $8,905 for a life insurance premium, $662 for personal use of a Company-paid country club membership and a $108 gift card.

(8)               Does not include negative earnings and fees in the amount of ($38,079).

(9)               Includes $13,920 for the Benefit Equalization Plan, $516 for a life insurance premium and a $108 gift card.

(10)         Includes $10,200 for the Benefit Equalization Plan, $258 for a life insurance premium and a $108 gift card.

Grant of Plan Based Awards

The following table sets forth information concerning stock awards earned during the fiscal year ended September 30, 2008, for the Company’s Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Option Awards ($/Sh)
J. Tyler Haahr-President and Chief Executive Officer	9/30/08	—	—	—	—	—	—	—	15,766	$16.00
David W. Leedom-Senior Vice President, Secretary, Treasurer, and Chief Financial Officer*	9/30/08	—	—	—	—	—	—	—	9,685	$16.00
James S. Haahr-Chairman of the Board	9/30/08	—	—	—	—	—	—	—	11,883	$16.00
Bradley C. Hanson-Executive Vice President	9/30/08	—	—	—	—	—	—	—	13,514	$16.00
Scott H. Galit-Executive Vice President	9/30/08	—	—	—	—	—	—	—	5,293	$16.00

Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and unvested restricted stock awards held by the Company’s Named Executive Officers as of September 30, 2008.

	Option Awards					Stock Awards
								Equity	Equity
			Equity					Incentive	Incentive Plan
			Incentive					Plan	Awards:
			Plan					Awards:	Market or
			Awards:			Number		Number of	Payout Value
	Number of	Number of	Number of			of Shares	Market	Unearned	of Unearned
	Securities	Securities	Securities			or Units	Value of	Shares,	Shares, Units
	Underlying	Underlying	Underlying			of Stock	Shares or	Units or	or Other
	Unexercised	Unexercised	Unexercised	Option		That	Units of	Other	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Stock That	Rights That	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Have Not	Have Not	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	Vested ($)	Vested (#)	($)
J. Tyler Haahr-President and Chief Executive Officer	4,724 4,500			$13.000 9.625	9/30/09 9/30/10
	5,670			13.650	9/30/11
	5,220			14.410	9/30/12
	7,350			21.765	9/30/13
	22,950			22.180	9/30/14
	2,160			18.870	9/30/15
	8,940			24.430	9/29/16
	7,155			39.840	9/28/17
	15,766			16.000	9/30/18
David W. Leedom-Senior Vice President, Secretary, Treasurer, and Chief Financial Officer	1,250 3,544 9,685	8,750		$29.390 39.840 16.000	1/15/17 9/28/17 9/30/18
James S. Haahr-Chairman of the Board	4,987 4,500			$13.000 9.625	9/30/09 9/30/10
	5,250			13.650	9/30/11
	5,220			14.410	9/30/12
	7,500			21.765	9/30/13
	8,100			22.180	9/30/14
	7,914			24.430	9/29/16
	5,935			39.840	9/28/17
	11,883			16.000	9/30/18
Bradley C. Hanson-Executive Vice President	10,000 984	10,000		$22.760 22.180	5/03/14 9/30/14	5,000	$85,000
	3,937			18.870	9/30/15
	10,000	10,000		20.415	10/24/15
	15,700	10,000		24.430	9/29/16
	5,400			39.840	9/28/17
	13,514			16.000	9/30/18
Scott H. Galit-Executive Vice President	10,000 3,450	30,000		$36.000 39.840	4/20/17 9/28/17
	5,293			16.000	9/30/18

Stock Option Exercises and Stock Vested

The following table sets forth information concerning stock options and restricted stock held by the Company’s Named Executive Officers that vested during the fiscal year ended September 30, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Bradley C. Hanson-Executive Vice President	—	—	1,666	$28,822

(1)

Reflects the market value of the nonvested stock awards on the date of vesting, which for each of the awards equals the per share closing price of the Company’s Common Stock as reported by the NASDAQ Stock Market on the vesting date.

Pension Benefits

The following table sets forth information for each plan that provides benefits at, following or in connection with the retirement of the Company’s Named Executive Officers as of the fiscal year ended September 30, 2008.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
J. Tyler Haahr	MetaBank Profit Sharing 401(k) Plan	11 years	$215,583		$7,830
David W. Leedom	MetaBank Profit Sharing 401(k) Plan	1 year	$26,819		$0
James S. Haahr	MetaBank Profit Sharing 401(k) Plan	47 years	$2,850,851		$7,830
Bradley C. Hanson	MetaBank Profit Sharing 401(k) Plan	4 years	$71,373		$7,830
J. Tyler Haahr	Meta Financial Group, Inc. Employee Stock Ownership Plan		$233,209		$9,570
David W. Leedom	Meta Financial Group, Inc. Employee Stock Ownership Plan		$5,736	(1)	$7,590
James S. Haahr	Meta Financial Group, Inc. Employee Stock Ownership Plan		$493,045		$9,570
Bradley C. Hanson	Meta Financial Group, Inc. Employee Stock Ownership Plan		$20,926	(2)	$9,570

(1)          Of this amount, as of the date of this proxy, only $1,147 has vested.

(2)          Of this amount, as of the date of this proxy, only $12,804 has vested.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

James S. Haahr is eligible for compensation under the Amended and Restated Contract for Deferred Compensation that exists between MetaBank and James S. Haahr, as described above in the Retirement Benefits section.  James S. Haahr, J. Tyler Haahr, David W. Leedom, Bradley C. Hanson and Scott H. Galit participate in the Supplemental Employees’ Investment Plan for Salaried Employees, as described above in the Retirement Benefits section.  Both arrangements were amended during 2008 to comply with Code Section 409A.

Potential Payments Upon Termination or Change-in-Control

MetaBank has an employment agreement with each of James S. Haahr, J. Tyler Haahr, David W. Leedom and Bradley C. Hanson. The employment agreements are designed to assist Meta Financial and the Bank in maintaining a stable and competent management team.  The continued success of Meta Financial and the Bank depends, to a significant degree, on the skills and competence of their officers.  Each employment agreement provides for annual base salary in an amount not less than the employee’s current salary and a term of three years.  Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of MetaBank.  The agreements terminate upon such Named Executive Officer’s death, for cause, upon certain events specified by Office of Thrift Supervision regulations, or by such Named Executive Officer upon 90 days notice to MetaBank.  The Board of Directors has authorized one year extensions of the employment agreements of James S. Haahr, J. Tyler Haahr and Bradley C. Hanson through September 30, 2011.

The employment agreement for each Named Executive Officer provides for payment to the Named Executive Officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a “change in control” of Meta Financial or MetaBank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter.  This termination payment is subject to reduction by the amount of all other compensation to the Named Executive Officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a “change in control”, and may not equal or exceed three times the Named Executive Officer’s average annual compensation over the most recent five-year period or otherwise be non-deductible by MetaBank for federal income tax purposes.  For the purposes of the employment agreements, a change in control is defined, in accordance with standard industry provisions, as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. § 574.3 or § 574.4, respectively.  These events may be triggered upon the acquisition or control of 10% of Meta Financial’s common stock.  Each agreement also guarantees participation in an equitable manner in employee benefits available to executive personnel.

Based on their current salaries, if employment of Messrs. James S. Haahr, J. Tyler Haahr and Bradley C. Hanson had been terminated as of September 30, 2008, under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $788,762, $1,046,500 and $897,000, respectively.

The employment agreement of each of James S. Haahr, J. Tyler Haahr, David W. Leedom and Bradley C. Hanson was amended during 2008 to comply with Code Section 409A.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation of the executive officers of Meta Financial and the Bank is currently determined by the Compensation Committee of MetaBank and the Stock Option Committee of Meta Financial.  Directors Cooley, Gaskill, Muilenburg and Partlow, each of whom are non-employee directors who meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules, are the current members of the Compensation Committee.  Directors Gaskill and Muilenburg are the current members of the Stock Option Committee.  All decisions by the MetaBank Compensation Committee relating to the cash compensation of executive officers are reviewed by the full Board of MetaBank, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation.  See “Compensation Committee Report” below.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors of Meta Financial that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into its annual report on Form 10-K.

E. Wayne Cooley    E. Thurman Gaskill    Rodney G. Muilenburg    Jeanne Partlow

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us.  The following graph compares the performance of Meta Financial’s common stock with the Hemscott Group Savings and Loan Index (formerly known as Media General Savings and Loan Index) and the NASDAQ Stock Market Index.  The comparison assumes $100 was invested on September 30, 2003, in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

AMONG META FINANCIAL GROUP, INC.,

NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

ASSUMES $100 INVESTED ON  OCT.  1, 2003

ASSUMES  DIVIDEND REINVESTED

FISCAL YEAR ENDING  SEPT. 30, 2008

	9/30/03	9/30/04	9/30/05	9/30/06	9/30/07	9/30/08
Meta Financial	$100.00	$103.23	$88.76	$119.74	$197.08	$85.95
Hemscott Group Savings and Loan Index	100.00	116.77	121.52	139.26	121.92	99.44
NASDAQ Market Index	100.00	106.02	120.61	127.77	152.68	118.28

CERTAIN TRANSACTIONS

MetaBank has followed a written policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes.  As of September 30, 2008 all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Meta Financial’s directors and executive officers, and persons who own more than 10% of a registered class of Meta Financial’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Meta Financial common stock and other equity securities of Meta Financial generally by the second business day following a transaction.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Meta Financial with copies of all Section 16(a) forms they file.

To Meta Financial’s knowledge, based solely on a review of the copies of such reports furnished to Meta Financial and written representations that no other reports were required during the fiscal year ended September 30, 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent public accountants are KPMG, LLP, independent certified public accountants.  Representatives of KPMG, LLP, are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

Audit Fees.  The following table presents fees for professional audit services rendered by KPMG, LLP, for the audit of the Company’s annual financial statements for the year ended September 30, 2008, fees for professional audit services rendered by McGladrey & Pullen, LLP, for the audit of the Company’s annual financial statements for the year ended September 30, 2007 and fees billed for other services rendered by McGladrey & Pullen, LLP, and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP), during 2007.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$215,000	$27,000	$0	$60,000
2007	$220,000	$30,000	$32,000	$57,000

Audit fees consist of fees for audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of fees for audits of financial statements of the employee benefit plan maintained by the Company, and assistance with accounting research matters.

Tax fees consist of fees for tax consultation and tax compliance services for the Company and the employee benefit plan maintained by the Company.

All other fees consist of fees for professional services rendered for local tax matters, SAS70 services performed and independence consultation regarding the hiring of an employee.

The Company’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2008, by KPMG, LLP, the principal independent public accountants, is compatible with maintaining the principal auditors’ independence.

Pre-Approval Policy.  The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  The non-audit services include audit-related services and tax services.  The Audit Committee’s policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees.  In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

During the last two fiscal years ended September 30, 2008, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

Change of Independent Registered Public Accountants

As previously reported on a Form 8-K filed by the Company on January 16, 2008, on January 15, 2008, McGladrey & Pullen LLP (“McGladrey”) notified the Company, MetaBank, MetaBank West Central and Meta Trust Company that it would not stand for reelection as its registered public accountant due to contracts entered into by the Company subsequent to the Company’s filing of its Form 10-K for the year ended September 30, 2007, with H&R Block.  H&R Block is affiliated with McGladrey.

The reports of McGladrey on the consolidated financial statements for the two fiscal years  ended September 30, 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The change of independent accountants was approved by the Company’s Audit Committee.

In connection with its audits for the two fiscal years ended September 30, 2007, and the interim period through January 15, 2008, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, which, if not resolved to the satisfaction of McGladrey, would have caused them to make reference thereto in their report on the financial statements for such years.

During the two fiscal years ended September 30, 2007, and through January 15, 2008, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with McGladrey.

The Company requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements.  A copy of such letter, dated January 16, 2008, was filed as Exhibit 16.1 to the Company’s Form 8-K dated January 16, 2008.

On April 15, 2008, the Company engaged KPMG LLP (“KPMG”) to be the Company’s new independent registered public accounting firm.  During the Company’s two fiscal years ended September 30, 2007, and the subsequent interim period through the engagement of KPMG, the Company did not consult with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (2) any matter that was either the subject of a disagreement with the Company’s prior independent registered public accounting firm on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of such firm, would have caused such firm to make reference to the matter in its report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S K.

SHAREHOLDER PROPOSALS FOR THE YEAR 2010 ANNUAL MEETING

Shareholder proposals to be presented at Meta Financial’s 2010 Annual Meeting of Shareholders must be received by our Secretary no later than August 28, 2009 to be eligible for inclusion in Meta Financial’s proxy statement and form of proxy related to the 2010 Annual Meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether such proposal is included in Meta Financial’s proxy materials), Meta Financial’s certificate of incorporation, by-laws and Delaware law.

To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline.  The “Deadline” means the date that is 60 days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 50 days from such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made.  If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company’s proxy statement for the next Annual Meeting.

ANNUAL REPORTS

A copy of the Form 10-K for the Company’s fiscal year ended September 30, 2008, as filed with the SEC, will be furnished without charge to stockholders as of the Record Date upon written request to Investor Relations, Meta Financial Group, Inc., 121 East Fifth Street, Storm Lake, Iowa 50588.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY
META FINANCIAL GROUP, INC.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

JANUARY 26, 2009

This proxy is being solicited by the Board of Directors of Meta Financial Group, Inc.

The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. (“Meta Financial”), and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Meta Financial common stock held of record by the undersigned at the close of business on November 28, 2008, at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.

		With-	For All
	For	hold	Except
1. The election of JAMES S. HAAHR, JEANNE PARTLOW and FREDERIC V. MOORE as directors for terms of three years.	☐	☐	☐

Instructions: To vote for all nominees, mark the box “FOR” with an “X”. To withhold your vote for all nominees, mark the box “WITHHOLD” with an “X”. To withhold your vote for an individual nominee, mark the box “FOR ALL EXCEPT” with an “X” and write the name(s) of the nominee(s) on the line provided below for whom you wish to withhold your vote.

The undersigned acknowledges receipt from Meta Financial, prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on January 26, 2009, an Annual Report to Shareholders and an Annual Report on Form 10-K for the year ended September 30, 2008, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of each of the directors set forth herein. Should a director nominee be unable to serve as a director, an event that Meta Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

META FINANCIAL GROUP, INC.

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN

THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Meta Financial, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of Meta Financial common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.